NORTHEAST UTILITIES SYSTEM



                              ANALYST PRESENTATION
                              --------------------



                                 March 13, 2001
                                    New York



This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the two company's SEC reports.

PRINCIPAL TOPICS FOR TODAY'S PRESENTATION
-----------------------------------------

o Con Ed litigation status and improvements at NU since 1999

o Regulated businesses and industry restructuring

o Financial restructuring

o Unregulated businesses

o Strategic initiatives

NU LAWSUIT FILED IN SOUTHERN DISTRICT COURT OF NEW YORK
-------------------------------------------------------

Key Points
----------

o Con Ed has materially breached Merger Agreement

o NU substantially more valuable today

o NU seeking recovery of more than $1 billion for its shareholders

  -- Lost acquisition premium
  -- Expenditures of time and money
  -- Lost business opportunities

o Trial by jury sought

                        FINANCIAL COMMUNITY RECOGNIZES
                           TREMENDOUS STRENGTHENING
                           OF NU SINCE OCTOBER 1999

                               (NUCLEAR ISSUES)
                               ----------------

          October 1999                         NOW
          ------------                         ---
o Millstone 2 valued at $22         o NU to receive $1.2 billion from
  million; Millstone 3 at $143        Dominion next month for
  million by DPUC                     Millstone 2, 3

o NU, ratepayers faced $1.5         o Dominion to receive trust fund
  billion cost for Millstone          proceeds, small topoff and assume
  decommissioning                     responsibility for Millstone
                                      decommissioning

o Millstone remained under NRC      o Millstone returned to routine
  special review                      oversight in May 2000

o NU faced hundreds of millions     o NU will now make money on joint
  of dollars of claims from           owner shares as a result of
  Millstone 3 joint owners            settlements, Dominion sale

                       RESTRUCTURING IMPROVEMENTS
                       --------------------------

          October 1999                         NOW
          ------------                         ---

o PSNH restructuring settlement      o Restructuring settlement approved
  faced long road to secure            by legislature, regulators,
  approval                             state's highest court

o Value of NAEC 418-MW share         o Seabrook value likely to be
  of Seabrook pegged at $100           far higher at sale
  million in NH settlement

o Securitization authorization       o Over $2 billion of securitization
  uncertain for stranded cost          bonds approved and likely to be
  recovery; CL&P, WMECO                issued this spring, including
  renegotiating more than 25           $1 billion of IPP buyouts, buydowns
  high-cost purchase power
  contracts

                         FINANCIAL IMPROVEMENTS
                         -----------------------

          October 1999                         NOW
          ------------                         ---
o NU had been unprofitable           o NU earned more than $205 million
  since mid-1996                       before extraordinary charges in 2000

o CL&P lost $400 million from        o CL&P earned $148 million in 2000
  1996 through 1999

o Unregulated energy businesses      o Unregulated energy businesses
  in the midst of a year with          turned profitable in 2000
  nearly $40 million of losses

o Yankee Energy merger pending       o Yankee merger closed

                          RATING HISTORY - NU UNSECURED NOTES
                          -----------------------------------

Investment Grade
----------------

S&P/Moody's               S&P
                          ---
BBB+/Baa1                 1995-BBB--
BBBB/Baa3                 1996-BB+  (Millstone outages lengthen)
BBBB--/Baa3               1996-BB
BB+/Ba1                   1997-BB-- (NH Restructuring order issued)
BB/Ba2                    1997-B+
BB--/Ba3                  1998-BB-- (Millstone 3 restart)
B+/B1                     1999-BB+  (PSNH credit profile improves)
B/Ba2                     2001-BBB  (NH Supreme Court upholds PSNH settlement)
B--/B3


                          Moody's
                          -------
                          1995-Baa3
                          1996- Ba1 (Millstone outages lengthen)
                          1996-Ba2
                          1997-Ba3  (NH Restructuring order issued)
                          1998-B1
                          1998-B2
                          1998-B1   (Millstone 3 restart)
                          1999-Ba3  (PSNH credit profile improves)
                          2000-Ba1
                          2001-Baa3 (NH Supreme Court upholds PSNH settlement)

NU:  THE REGULATED BUSINESS
---------------------------

o Largest electricity delivery company in New England

  -- 1.13 million customers in Connecticut (CL&P)
  -- 435,000 customers in New Hampshire (PSNH)
  -- 200,000 customers in Massachusetts (WMECO)

o Largest natural gas distribution company in Connecticut

  -- 187,000 customers (Yankee Gas)

o Extremely prosperous service territory

CT BUSINESSES PERFORMING WELL
-----------------------------

o CL&P "overearned" its 10.3% allowed return in 2000 by 500 basis points

  -- Decision on financial review expected in April; effects will be prospective only

  -- CL&P proposed sharing of earnings over 11.3%

o Sale of $1.4 billion of securitization bonds due this month

o Four-year standard offer contracts shield CL&P from supply risk

o Yankee rate case to be filed later in 2001

EXCELLENT PLANT SALES, SECURITIZATION ARE SHRINKING CL&P'S STRANDED COSTS
-------------------------------------------------------------------------
                DPUC         Fossil           Hydro            CL&P to            IPP, other
              Allowed     Plants Sell      Plants Sell     net $600 million     stranded costs
                Level      for 6x Book     for 7x Book      from Millstone       securitized
              -------     -----------     ------------     ----------------    ---------------
Non-Nuclear     $1.9          $1.9            $1.9               $1.9                $0.5
Nuclear         $1.7          $1.4            $0.8               $0.3                $0.3
                ----          ----            ----               ----                ----
                $3.6          $3.3            $2.7               $2.2                $0.8
                ====          ====            ====               ====                ====


NH RESTRUCTURING ISSUES ALMOST RESOLVED; CORE BUSINESS STRONGER
---------------------------------------------------------------

o Regulatory relations strong

o Strong cash flow from amortization

o $500-$550 million securitization bond sale projected in early spring

  -- Appeal to U.S. Supreme Court unlikely to impede sale

o Rates will fall incremental 10%, retail choice begins following securitization

o Sale of fossil/hydro plants and Seabrook scheduled in 2002

MASSACHUSETTS RESTRUCTURING DONE; FINANCIAL PROFILE STRONGER
------------------------------------------------------------

o Return to profitability in 2000

o DTE approved $155 million of securitization bonds in February 2001

o Issuance expected in April

o DTE allowed 17% price hike in January 2001 to allow full pass through of escalated standard offer and default supply costs

NU'S REGULATED BUSINESSES HAD A STRONG 2000
-------------------------------------------

                       (Net Income ROE)

                     1999 ROE     2000 ROE
                     --------     --------

CL&P                  -2.8%        14.67%
PSNH                  10.9%         8.4%*
WMECO                 -0.2%        18.3%
NAEC                  19.8%        20.7%

*Excludes restructuring write-off.

                       SECURITIZATIONS AND MILLSTONE SALE WILL
                     ALLOW FINANCIAL MAKEOVER OF NU THIS SPRING
                     ------------------------------------------

                                   $3.3 Billion
                                   ------------

                                   Millstone Sale
                                   $1.2 billion

                                   CT Securitization
                                   $1.4 billion

                                   NH Securitization
                                   $500-$550 million

                                   WMECO Securitization
                                   $155 million

                    PROCEEDS WILL BE USED FOR MULTIPLE PURPOSES
                    -------------------------------------------

                                   $3.3 Billion
                                   ------------

                                   Retire Debt, Preferred
                                   $1.3 billion

                                   IPP Buydowns/Buyouts
                                   $1.1 billion

                                   Taxes on Millstone Sale
                                   $300 million

                                   Return of Equity to Parent
                                   $600 million

                     PARENT WILL HAVE SEVERAL OPTIONS FOR CASH
                     -----------------------------------------
                                    $600 Million
                                    ------------
$215 million to     Repurchase more      New investments     Retain cash for
close out 10 mm     shares (5 mm                             strategic use
share repurchase    authorized; more
                    may be)

EARNINGS FROM OPERATIONS STABLE
-------------------------------

o Earnings range remains $1.40 - $1.60 per share before nonrecurring items

o Upside from:

  -- Full year of Yankee Energy earnings, lower share count, use of free cash at NU

o Downside from:

  -- Lower equity base at regulated electric subsidiaries

o Low payout ratio, predictable cash flows permit NU to revisit dividend

              NU UNREGULATED ENERGY BUSINESSES HAVE GROWN RAPIDLY
              ---------------------------------------------------

                              (Revenue in Millions)

              1998                      1999                 2000
              ----                      ----                 ----
              $37                       $649             $1.9 billion

     WHOLESALE ELECTRICITY HAD THE LION'S SHARE OF SELECT REVENUES IN 2000
     ---------------------------------------------------------------------

Retail Electric/Gas                     7%
Wholesale Gas                           8%
Behind the Meter                        5%
CL&P Wholesale Standard Offer          26%
Other Wholesale Electric               55%

                              WHOLESALE BOOK IS BALANCED IN 2001
                              ----------------------------------
                                    (As of March 1, 2001)


                Sales                             Sources
                -----                             -------
                Other            23%              Off Peak Spot Market    10%
                Central Maine     7%              Owned Units             10%
                NStar            13%              Committed Purchases     53%
                CL&P             57%              Nuclear Purchases       27%

              SUPPLY IS EXPECTED TO FLOOD INTO NEW ENGLAND IN COMING YEARS
              ------------------------------------------------------------
                                            (MW)


                    New Plant Coming
                      On Line Under              Expected
                   Construction Today          Demand Growth
                   ------------------          -------------
2001                     1,754                      500
2002                     3,169                      490
2003                     2,750                      353
Cumulative               7,673                    1,343

NU HAS A NUMBER OF STRATEGIC OPTIONS
------------------------------------

o Intensive strategic review under way
o M&A opportunities abound
o No sacred cows
o Shareholder value paramount

NU'S GROWTH STRATEGY FOR REGULATED BUSINESSES
---------------------------------------------

o Improve relationships with all regulatory bodies

  -- Settle NH litigation

o Lock in long-term rate orders

  -- 4 years in CT; 3 years in NH

o Improve service and move toward performance-based ratemaking

  -- CL&P reliability in 2000 was best ever

o Promote increased use of existing assets

  -- Explore expansion of electric transmission

o Expand, achieve synergies through M&A

  -- Yankee Energy

NU'S STRATEGY TO BUILD UNREGULATED BUSINESSES
---------------------------------------------

o Build energy marketing business while containing risk

  -- Select Energy leading energy marketer in New England

o Acquire generation to support marketing

  -- Four Northfield Mountain pumped storage units critical to Select, New England

o Build up HEC behind-the-meter business

  -- Denron acquired in 1999 for HVAC skills

o Build up generation services business

  -- Turned profitable in second half of 2000

  -- Acquired E.S. Boulos in January 2001 for high voltage work

IN SUMMARY, NU IS A FAR STRONGER COMPANY TODAY
THAN IT WAS IN 1999 AND POISED TO DELIVER VALUE
-----------------------------------------------

o Financially stronger and much less risk

o Merger termination frustrating, but legal case strong

o Northeast growth strategy in focus

o Regulatory relationships strong

o Financial performance solid

o Unregulated businesses expanding